SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 5, 2005

Frontier Insurance Group, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-15022	14-1681606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

146 Rock Hill Drive Rock Hill, New York	12775-0859
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 794-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership

On July 5, 2005, Frontier Insurance Group, Inc. (the “Company”) filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York, Poughkeepsie, New York.

The Company remains in possession of its assets and properties and continues to operate its businesses and manage its properties as “debtor-in-possession” pursuant to the Bankruptcy Code.

See the Company’s press release attached as an exhibit to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

( c ) Exhibits

99.1 -	Company’s Press Release dated July 6, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER INSURANCE GROUP, INC. (Registrant)

By:	/s/ Harry W. Rhulen
President and Chief Executive Officer

Dated: July 6, 2005